DREYFUS STATE MUNICIPAL BOND FUNDS Registration No. 811-4906

Sub-Item 77Q1

Articles of Amendment are incorporated by reference to Exhibit (a)(i) of Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A, filed on December 12, 2008.